                                                                 Exhibit j(2)(i)

                                POWER OF ATTORNEY

I, the undersigned Executive Vice President of GE Private Asset Management Funds, Inc., hereby constitute and appoint Regina M. Fink my true and lawful attorney-in-fact, with full power and substitution, and with full power to her, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith. I hereby ratify and confirm all that said attorney-in-fact may do or cause to be done by virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of January, 2004.

                                             /s/ Gerard Dipoto
                                             -----------------------------------
                                             Gerard Dipoto

                                                                Exhibit j(2)(ii)


                                POWER OF ATTORNEY

I, the undersigned Director of GE Private Asset Management Funds, Inc., hereby constitute and appoint Matthew J. Simpson, Jeanne M. LaPorta, Regina M. Fink, Philip H. McKinley and Dexter Buck, each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of January, 2004.

                                             /s/ Michael J. Cosgrove
                                             -----------------------------------
                                             Michael J. Cosgrove

                                                               Exhibit j(2)(iii)

                                POWER OF ATTORNEY

I, the undersigned Treasurer of GE Private Asset Management Funds, Inc., hereby constitute and appoint Matthew J. Simpson, Jeanne M. LaPorta and Regina M. Fink, each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of January, 2004.

                                             /s/ Thomas Rose
                                             -----------------------------------
                                             Thomas Rose

                                                                Exhibit j(2)(iv)

                                POWER OF ATTORNEY

I, the undersigned Director of GE Private Asset Management Funds, Inc., hereby constitute and appoint Matthew J. Simpson, Jeanne M. LaPorta, Regina M. Fink, Philip H. McKinley and Dexter Buck, each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26th day of January, 2004.

                                             /s/ John R. Costantino
                                             -----------------------------------
                                             John R. Costantino

                                                                Exhibit j(2)(v)

                                POWER OF ATTORNEY

I, the undersigned Director of GE Private Asset Management Funds, Inc., hereby constitute and appoint Matthew J. Simpson, Jeanne M. LaPorta, Regina M. Fink, Philip H. McKinley and Dexter Buck, each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26th day of January, 2004.

                                             /s/ William J. Lucas
                                             -----------------------------------
                                             William J. Lucas

                                                                Exhibit j(2)(vi)

                                POWER OF ATTORNEY

I, the undersigned Director of GE Private Asset Management Funds, Inc., hereby constitute and appoint Matthew J. Simpson, Jeanne M. LaPorta, Regina M. Fink, Philip H. McKinley and Dexter Buck, each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26th day of January, 2004.

                                             /s/ Robert P. Quinn
                                             -----------------------------------
                                             Robert P. Quinn